Related Party Transactions	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Related Party Transactions
(6)	Related Party Transactions

Details of related party transactions material to the operations of the Group other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business, are set out below:

In September 2011, we entered into a non-exclusive license agreement with SpeeDx Pty Ltd (“SpeeDx”) pursuant to which SpeeDx granted us a license to use its proprietary MNAzyme technology in the field of molecular diagnostics. Under the agreement we make milestone payments totaling A$500,000 to SpeeDx if certain specified targets are achieved and royalty payments ranging from 5% to 15% of that portion of our sales and licensing revenues arising from SpeeDx technology or products incorporating SpeeDx technology.

In August 2013, we entered into a consulting agreement with SpeeDx pursuant to which we will provide certain services relating to the establishment and maintenance of a quality management system at SpeeDx. Consulting fees received under this agreement in 2014 were A$77,758. In addition, a success fee of A$50,000 was paid by SpeeDx in 2014 as the criteria for successful completion of the engagement was met.

Messrs Denver and Jane are directors of the Company and SpeeDx. Talu Ventures Pty Ltd, of which Mr. Jane is a director, is a fund manager of a fund which holds approximately 33% of the issued shares in SpeeDx. Until September 27, 2013, PFM Cornerstone Limited held approximately 6% of our shares (this holding has since decreased to approximately 1% of our shares), and PFM Cornerstone Limited also holds approximately 33% of the issued shares in SpeeDx. Messrs Denver and Hanley are directors of the Company and PFM Cornerstone Limited.

By way of statement on Schedule 13G dated February 7, 2013, Johnson and Johnson Development Corporation (a venture capital wholly owned subsidiary of Johnson & Johnson) reported that it no longer owned any shares in the Company. As a result of this, it is no longer a related party as of September 30, 2012.

Dr. Wilson, who resigned as a director of the Company in August 2013, is the spouse of Mr. Steven Wilson, who is a substantial stockholder and officer of the parent company of Wilson HTM Corporate Finance Limited (“Wilson HTM”). On November 26, 2012, we placed 13,334,000 shares of common stock at A$0.90 per share, and raised an aggregate total of A$12,000,600 (before expenses of the offer) (“Placement”). Wilson HTM acted as Lead Manager and Bookrunner for the Placement. Veritas Securities Limited acted as Co-manager to the Placement. We paid Wilson HTM a management fee of A$180,009 and a selling fee of A$360,018 in connection with the Placement. In addition, we reimbursed Wilson HTM for certain of their outgoing costs and expenses incurred in connection with the Placement. We raised A$11,460,573 net of management and selling fees paid to Wilson HTM in the Placement.

On December 17, 2012 we completed a share purchase plan (“Share Purchase Plan”) offer to holders of our securities with a registered address in Australia or New Zealand and raised an aggregate total of A$1,163,442 (before expenses of the offer) by issuing 1,292,713 shares of common stock. Wilson HTM acted as Lead Manager for the Share Purchase Plan. We paid Wilson HTM a fee of A$17,452 in connection with managing the Share Purchase Plan. We raised A$1,145,990 net of fees paid to the Lead Manager in our Share Purchase Plan.